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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 1, 1999

                         Commission file number: 0-16148

                             MULTI-COLOR CORPORATION
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             (Exact name of registrant as specified in its charter)

         Ohio                                           31-1125853
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


205 West Fourth Street, Cincinnati, Ohio                      45202
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:           513-381-1480
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                             MULTI-COLOR CORPORATION
                                    FORM 8-K
                                 Current Report


Item 5.  Other Events.

                  On May 28, 1999, Multi-Color Corporation issued a press release announcing the date of its annual meeting on August 19, 1999. The record date for the meeting is July 8, 1999 and the deadline for shareholder proposals to be included in the Proxy Statement is June 14, 1999. A copy of this press release is attached to this Form 8-K as Exhibit A.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MULTI-COLOR CORPORATION
                                      ------------------------------------------
                                                    Registrant


Dated: June 1, 1999                   /s/ William R. Cochran
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer













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